SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2004

ADVANCED POWER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16047	93-0875072
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 SW Columbia Street,
Bend, Oregon 97702
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:
(541) 382-8028

Item 12. Results of Operations and Financial Condition

The Registrant’s earnings release dated February 24, 2004, regarding its fourth quarter 2003 financial results is attached hereto as Exhibit 99.1.  This information is being furnished under Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Section 13 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 2nd  day of April 2004.

ADVANCED POWER TECHNOLOGY, INC.

BY:	/s/ GREG M. HAUGEN

Greg M. Haugen
Vice President, Finance and Administration,
Chief Financial Officer and Secretary
(Principal Financial Officer)

EXHIBIT LIST

Exhibit No.	Description

99.1	Media Release dated February 24, 2004